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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 2002

                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)



          Delaware                       333-84328               48-1195807
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(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
       Incorporation)                    Number)             Identification No.)

1901 West 47th Place, Suite 105, Westwood, KS                      66205
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   (Address of Principal Executive Offices)                     (Zip Code)


    Registrant's telephone number, including area code  (913) 514-3200
                                                        ------------------------

                                    No Change
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          (Former name or former address, if changed since last report)




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Item 5.     Other Events

o    Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits
     5.1 and 8.1 to this Current Report on Form 8-K.

o    Consent of Dewey Ballantine LLP


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NOVASTAR MORTGAGE FUNDING CORPORATION

                                    Registrant



                                    By:      /s/ Kelly Meinders
                                       --------------------------------------
                                       Name:     Kelly Meinders
                                       Title:    Vice President

Dated:  June 27, 2002